Exhibit 21


All subsidiaries of the Registrant included in the Consolidated Financial Statements as of December 31, 1996 are listed below:



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      SUBSIDIARY                                            DESCRIPTION OF ACTIVITY              JURISDICTION OF INCORPORATION
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
     Crestar Bank (1)                                       Banking Services                            Virginia
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     Crestar Mortgage Corporation (2)                       Mortgage Banking Services                   Virginia
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     CMC Oreo, Inc. (3)                                     Real Estate Holding                         Virginia
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     Crestar Leasing Corporation (2)                        Equipment Leasing                           Virginia
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     Capitoline Investment Services Incorporated (2)        Investment Advisory Services                Virginia
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     Southern Service Corporation (2)                       Real Estate Mortgage Trustee                Virginia
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     Crestar Securities Corporation (1)                     Securities Brokerage Services               Virginia
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     Crestar Insurance Agency, Incorporated (1)             Insurance Agency                            Virginia
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     Annapolis Federal Funding Corporation I (2)            Investment Securities Holding               Maryland
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     VA Properties, Inc. (2)                                Real Estate Holding                         Virginia
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     Fifth GWR REFG, Inc. (2)                               Real Estate Holding                         Virginia
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     Villages of KC Properties, Inc. (2)                    Real Estate Holding                         Virginia
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     Hilltop of Virginia, Inc. (2)                          Real Estate Holding                         Virginia
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     MD Properties, Inc. (2)                                Real Estate Holding                         Maryland
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     MD Oreo, Inc. (2)                                      Real Estate Holding                         Maryland
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     DC Properties, Inc. (2)                                Real Estate Holding (Inactive)              District of Columbia
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     DC Properties II, Inc. (2)                             Real Estate Holding (Inactive)              District of Columbia
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     Jefferson Funding Corporation I (2)                    Investment Securities Holding               Virginia
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     Jefferson Funding Corporation II (2)                   Investment Securities Holding               Virginia
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     Covenant Towers Holding Corp. (2)                      Real Estate Development                     South Carolina
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     Loyola Financial Corporation (1)                       Real Estate Holding                         Maryland
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     Bay Woods, Inc. (4)                                    Real Estate Development (Inactive)          Maryland
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     Loyola Financial and Development Corporation (2)       Real Estate Holding                         Maryland
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     Cromwell Station, Inc. (5)                             Real Estate Development                     Maryland
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     Dover Meadows, Inc. (5)                                Real Estate Development                     Maryland
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     Hunt Country, Inc. (5)                                 Real Estate Development                     Maryland
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     Loyola Investors, Inc. (5)                             Real Estate Development                     Maryland
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     Mid-Atlantic Builders, Inc. (5)                        Real Estate Development                     Maryland
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     Valley Manor, Inc. (5)                                 Real Estate Development                     Maryland
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     Woodmore Highlands, Inc. (5)                           Real Estate Development                     Maryland
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     FSB Development, Inc. (2)                              Real Estate Development                     Maryland
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     Mid-Atlantic Financial Group, Inc. (3)                 Mortgage Origination                        Maryland
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     Loyola Westpalm Corp. (2)                              Real Estate Development                     Maryland
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     Crestar Capital Trust I (1)                            Issuer of Trust Preferred Securities        Delaware
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     J.J.K. Development Co. IV, Inc. (5)                    Real Estate Development                     Maryland
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     Citizens Bank of Maryland (1)                          Banking Services                            Maryland
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     Citizens Bank of Washington, N.A. (1)                  Banking Services                            National Banking Association
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     Citizens Mortgage Company (6)                          Mortgage Banking                            Maryland
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     CBRE Holding Company (6)                               Real Estate Holding                         Maryland
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     CBRE II, Inc. (6)                                      Real Estate Holding                         U.S. Virgin Islands
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     BTH, Inc. (6)                                          Real Estate Holding                         Maryland
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     Citizens Community Development Company (6)             Real Estate Development                     Maryland
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


Table
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(1)         Wholly-owned by Crestar Financial Corporation
(2)         Wholly-owned by Crestar Bank
(3)         Wholly-owned by Crestar Mortgage Corporation
(4)         Wholly-owned by Loyola Financial Corporation
(5)         Wholly-owned by Loyola Financial and Development Corporation
(6)         Citizens Bank of Maryland